March 9, 2006

United States Securities and

   Exchange Commission

450 5th Street, N.W.

Washington, D.C.  20549

Re:  FEI Company

Filing of Form 10-K

To Whom it May Concern:

FEI Company’s complete Form 10-K for the year ended December 31, 2005 is herewith being filed electronically via EDGAR.

The 2005 Annual Report to Shareholders will be submitted, for informational purposes only, in paper format since no parts of such Annual Report are incorporated by reference into Form 10-K or into the Definitive Proxy Soliciting materials.

Pursuant to General Instruction D(3) to Form 10-K, this letter confirms that, with respect to the financial statements included in this Form 10-K, there have been no changes from the preceding year in our accounting principles or practices or in the method of applying such principles or practices.

Thank you for your assistance.

Sincerely,

/s/ Bradley J. Thies
Bradley J. Thies
Vice President and General Counsel
FEI Company